Exhibit 10.1

AUXILIO, INC.

COMMON STOCK SUBSCRIPTION AGREEMENT

     The undersigned purchaser, by signing this Subscription Agreement (“Agreement”), will purchase the number of shares of common stock of Auxilio, Inc. indicated below, at a purchase price of $0.60 per share.

To purchase the Interests, please do the following:

  Read and understand this Agreement.
  Complete the Accredited Investor Questionnaire provided to you along with the Agreement.
  If you agree with and agree to be bound by this Agreement, complete and sign the signature pages below.
  Write a check, payable to “Auxilio, Inc.,” in the amount of the investment and mail along with the completed and signed Agreement and the Accredited Investor Questionnaire to Auxilio, Inc. in care of:

Auxilio, Inc.
27401 Los Altos, Suite 100
Mission Viejo, CA 92691
Attention: Paul Anthony

· Or wire transfer that amount to:

[INSERT WIRE INSTRUCTIONS]

DOCSOC/1345243v1/010036-0000

AUXILIO, INC.

COMMON STOCK SUBSCRIPTION AGREEMENT

Auxilio, Inc.
27401 Los Altos, Suite 100
Mission Viejo, CA 92691

Ladies and Gentlemen:

     1. Subscription. The undersigned (the “undersigned” or the “Purchaser”), intending to be legally bound, hereby irrevocably purchases from Auxilio, Inc. a Nevada corporation (the “Company”) the number of shares of Common Stock of the Company, set forth on the signature page hereof (the “Shares”), at a purchase price of Sixty Cents ($0.60) per Share. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement (this “Agreement”), and will be binding upon acceptance by the Company, which acceptance may be denied or delayed for any reason. Further, to the extent the undersigned has had any questions about the Company, the undersigned acknowledges that it has had the opportunity to discuss the affairs of the Company with Company management, that it has received the information requested from the Company and that the information received from the Company is sufficient and complete supplementary information on which it is relying to consummate the purchase of the Shares.

     2. Subscription and Payment. As payment in full for the Shares being purchased by it under this Agreement, the Purchaser shall submit to the Company, by check or wire transfer, an amount equal to the aggregate purchase price of the Shares (the “Purchase Price”). Upon receipt of the Purchase Price, the Company shall issue and deliver to the Purchaser a stock certificate or certificates, registered in the name of the Purchaser, representing the Shares being purchased.

     3. Acceptance of Subscription. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Shares, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the undersigned an executed copy of this Agreement. This Agreement shall continue in full force and effect to the extent this subscription was accepted.

     4. “Piggy-Back” Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than a registration relating solely to employee stock option or purchase plans or relating solely to an SEC Rule 145 transaction or to debt securities), the Company will (i) promptly give to each Purchaser written notice thereof; and (ii) subject to Section 4(a) below, include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Shares specified in a written request or requests, received within twenty (20) days after such written notice from the Company, by any Purchaser or Purchasers.

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     a. In General. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to Section 4. In such event the right of any Purchaser to registration pursuant to Section 4 shall be conditioned upon the inclusion of such Purchaser’s Shares in the underwriting. All Purchasers proposing to distribute their securities shall (together with the Company and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4, if the underwriter determines that marketing factors require a limitation of the number of Shares to be included in the registration, such limitation shall be done on a pro rata basis based on the total number of Shares held by the Purchasers and based on the total number of securities entitled to registration held by other persons or organizations selling securities pursuant to registration rights granted them by the Company. The Company shall advise all Purchasers of Shares which would otherwise be registered and underwritten pursuant hereto of any such limitations, and the number of Shares that may be included in the registration. If any Purchaser disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall not be transferred prior to 90 days after the effective date of the registration statement for such underwriting, or such shorter period as the underwriter may require.

     b. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 4, including all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to such registration, shall be borne by the Company; provided, however, the Company shall not be required to pay underwriters’ discounts, commissions, or stock transfer taxes relating to Shares or the fees of any counsel retained by the Purchasers.

     c. Information by Purchaser. The Purchaser included in any registration shall furnish to the Company such information regarding such Purchaser and the distribution proposed by such Purchaser as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.

     d. Expiration of Rights. All registration rights shall expire and not apply to the Purchaser upon the earlier of the date five (5) years from the Effective Date or the date such Purchaser is eligible to sell in a three-month period pursuant to SEC Rule 144 all Shares held by such Purchaser.

     5. “Market Stand-Off” Agreement. The Purchaser hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the “Act”), he/she shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant

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any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) the Shares at any time during such period except Shares included in such registration; provided, however, that such agreement shall not be required unless all officers and directors and key employees of the Company enter into similar agreements.

     6. Representations, Warranties and Covenants of the Company. Except as set forth in the Exchange Act Reports (as defined below), the Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

     a. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to conduct its business as currently conducted and to own its assets wherever located.

     b. The Company has full power and authority to enter into this Agreement and this Agreement has been, and the Shares will be, duly authorized, executed and delivered by the Company. The Company's execution, delivery and performance of this Agreement will not violate (i) any law, rule or regulation applicable to the Company or its subsidiaries or (ii) the Certificate of Incorporation or Bylaws of the Company or its subsidiaries or (iii) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries or any of their properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance upon any properties or assets of the Company or its subsidiaries, except, in the case of such clause (iii), where such violation, breach or default would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Upon their execution and delivery (assuming the valid execution thereof by the respective parties thereto other than the Company), this Agreement will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     c. Upon issuance, the Shares will be duly authorized and validly issued and, upon payment therefor, will be non-assessable.

     d. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or its subsidiaries which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, or which might materially and adversely affect their property or assets or which might materially and adversely affect the consummation of this Agreement. All pending legal or governmental proceedings to which the Company or its subsidiaries is a party or of which any of their property or assets is the

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subject, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Company and its subsidiaries.

     e. The Company has timely filed all periodic reports required to be filed under the Securities Exchange Act of 1934 ("Exchange Act Reports"). As of their respective dates, the Company's Exchange Act Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     f. Except as disclosed in the Company's Exchange Act Reports, the Company has not incurred any material liabilities or obligations, direct or contingent, nor has the Company or its subsidiaries purchased any of their outstanding capital stock, nor paid or declared any dividends or other distributions on their capital stock; and there has been no change in the capital stock or consolidated long-term debt or any increase in the consolidated short-term borrowings (other than in the ordinary course of business) of the Company or any material adverse change to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

     7. Representations and Warranties of Purchaser. The Purchaser hereby acknowledges, represents, warrants and agrees as follows:

     a. None of the Shares are registered under the Securities Act of 1933 (as amended, the “Securities Act”) or any state securities laws, and the Shares must be held indefinitely unless a transfer of such Shares is subsequently registered under the Securities Act or an exemption from such registration is available. Other than as set forth in Section 4 hereof, the Company is under no obligation to register the Shares. The Purchaser understands that the sale of the Shares is intended to be exempt from registration under Section 4(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Agreement;

     b. Neither the Securities and Exchange Commission nor any state securities commission has approved any of the Shares or passed upon or endorsed the merits of this transaction;

     c. The Purchaser acknowledges that all documents, records and books pertaining to the investment in the Shares have been made available for inspection by it, its attorney, accountant, purchaser representative and tax advisor (collectively, the “Advisors”) and that the Purchaser has carefully reviewed and understands the information contained therein;

     d. The Purchaser and the Advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offer and sale of the Shares and all such questions have been answered to the full satisfaction of the Purchaser and its Advisors;

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     e. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as contained in the Exchange Act Reports;

     f. The Purchaser, together with the Advisors, have such knowledge and experience in financial, tax and business matters so as to enable each of them to utilize the information made available to each of them in connection with the purchase of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

     g. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice, or has consulted with, only its own Advisors;

     h. The Purchaser is acquiring the Shares solely for its own account for investment and not with a view to resale or distribution. The Purchaser further represents that he/she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares he/she is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person;

     i. The Purchaser must bear the economic risk of the investment indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Legends shall be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereon will be made in the Company’s stock books;

     j. The Purchaser has adequate means of providing for the Purchaser’s current needs and foreseeable contingencies and has no need for the Purchaser’s investment in the Shares to be liquid;

     k. The Purchaser is aware that an investment in the Shares involves a number of very significant risks and, in particular, acknowledges that the Company is in the development stage. The Purchaser understands that the risks associated with an investment in the Shares could result in, and the Purchaser can sustain, a complete loss of its investment;

     l. The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the “Accredited Investor Questionnaire” accompanying this Agreement;

     m. The Purchaser represents that it has full power and authority to execute and deliver this Agreement and all other related agreements and certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, and this Agreement is a legal, valid and binding obligation of the Purchaser. The execution and delivery of this

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Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

     n. The Purchaser represents to the Company that the information contained herein is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws. The Purchaser further represents and warrants that it will notify the Company immediately upon the occurrence of any material change to the information contained herein occurring prior to the Company’s issuance of the Shares;

     o. The Purchaser is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares.

     p. The Purchaser is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than six months from the date the Purchaser has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited “broker’s transaction” or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and that any sale of the Shares may be made by him/her only in limited amounts during any three-month period not exceeding specified limitations. The Purchaser further represents that he/she understands that at the time he/she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he/she would be precluded from selling the Shares under Rule 144 even if the six month minimum holding period had been satisfied. The Purchaser represents that he/she understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     q. The Purchaser understands and agrees that the Company (i) will pay commissions equal to 10% of the gross sales price of the Shares sold in the offering described herein (the “Offering”) to members of the selling group involved in placing the securities offered hereunder, (ii) will also issue purchase warrants to member of the selling group to acquire the number of shares of our Common Stock equal to 10% of the number of Shares sold in the Offering, at an exercise price equal to Sixty Cents ($0.60) per share, and (iii) will also pay the other costs of this Offering, including fees of our attorneys, costs of complying with federal and state securities laws and regulations and all miscellaneous expenses.

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     r. Without in any way limiting the Purchaser’s representations and warranties set forth above, the Purchaser further agrees that he/she shall in no event make any disposition of all or any portion of the Shares which he/she is purchasing unless and until:

     (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

     (ii) The Purchaser shall have (1) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) furnished the Company with an opinion of his/her own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of his/her counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Purchaser of such concurrence.

     s. The Purchaser hereby acknowledges that the Purchaser (or the Purchaser’s Advisors) has received and carefully reviewed adequate information regarding the company, its business, financial condition, assets, liabilities and results of operations, including without limitation copies of the company’s latest Form 10K, Form 10Q and Form 8-K reports and proxy or information statement, has had the opportunity to ask questions of, and has had answers to any such questions from, representatives of the Company, and has also received or has had access to all other information which the Purchaser considers necessary or advisable to enable the Purchaser to make a decision concerning the Company. Moreover, the Purchaser hereby represents that the Purchaser (or the Purchaser’s Advisors) has such knowledge and experience in the financial and business matters that the Purchaser is capable of evaluating the merits and risks of investing in the Shares and that the Purchaser has the financial capacity to bear the economic risk of such an investment for an indefinite period of time.

     8. Compliance with Regulation D and Applicable State Securities Laws. The Purchaser understands and agrees that the following restrictions and limitations are applicable to its purchase of the Shares and any resales, mortgages, pledges, hypothecations, or other transfers thereof, pursuant to Regulation D under the Securities Act and applicable state securities laws:

     a. The Purchaser agrees that the Shares may not be sold, mortgaged, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.

     b. A legend in substantially the following form will be placed on the certificate(s) evidencing the Shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

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     c. FOR CALIFORNIA RESIDENTS ONLY: THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION THEREFROM BEING AVAILABLE.

     9. Transfers in Violation of Agreement. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     10. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives, and permitted assigns.

     11. Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

     12. Notices. A notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

     13. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser, except to an affiliate of the Purchaser who qualifies as an “accredited investor,” and the Purchaser further agrees that the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

     14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to its conflicts of laws principles.

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     15. Blue Sky Qualification. The Purchaser’s right to purchase the Shares under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

     16. Confidentiality. The Purchaser acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

     17. Arbitration; Waiver of Jury Trial. Any disputes or controversies which may arise between the Purchaser and the Company or its agents and representatives (including any placement agent or financial advisor retained by the Company) concerning or arising out of the subscription or the Offering shall be submitted to arbitration in Orange County, California in accordance with the Rules of the American Arbitration Association. Notwithstanding the foregoing, if either the Company or the Purchaser is a party to a pending arbitration proceeding under the Code of Arbitration Procedure of the Financial Industry Regulatory Authority (the "FINRA") arising as a result of the Offering or the Shares, the Purchaser agrees to consolidate the Purchaser's action with the pending arbitration, to the extent that the FINRA accepts jurisdiction of such action. Arbitration must be commenced by service upon the Company of a written demand for arbitration or a written notice of intention to arbitrate. Judgment upon any award rendered by the arbitrator(s) shall be final, and may be entered in any court having jurisdiction. Any arbitration proceeding pursuant to this Agreement shall be determined pursuant to the laws of the State of California and the Rules of the American Arbitration Association or the Code of Arbitration Procedure of the FINRA, as applicable. The Purchaser hereby submits to the in personam jurisdiction of the courts of the State of California and the federal courts located therein (and expressly waives any defenses to personal jurisdiction of the Purchaser by such courts) for the purpose of confirming, vacating or modifying any such award or judgment entered thereon. To the extent any controversy as above described is to be resolved in a court action, the Purchaser expressly agrees that such action shall be brought only in the Superior Court of the State of California, County of Orange, or the federal courts located therein and service of process in such action shall be sufficient if served upon the Purchaser by certified mail, return receipt requested, at the Purchaser's last address known to the Company.

THE PURCHASER ACKNOWLEDGES THAT BY AGREEING TO ARBITRATE ANY DISPUTES OR CONTROVERSIES UNDER THIS AGREEMENT, THE PURCHASER IS WAIVING THE RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL. IN ADDITION, THE PURCHASER IS AWARE THAT: (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES, (B) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS, (C) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDING OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAR OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED; AND (D) THE PANEL OF ARBITRATORS IN A PROCEEDING UNDER THE FINRA CODE OF ARBITRATION WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

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     18. Miscellaneous.

      a. This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

     b. The Purchaser’s representations and warranties made in this Agreement shall survive the execution and delivery hereof and of the Shares.

     c. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     d. All pronouns and any variations thereof used herein shall be deemed to be to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

     e. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     f. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Agreement.

     g. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

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[signature pages set forth below]

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     IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of__________, 2009.

Shares subscribed for:

	x	$0.60	=
(Shares being purchased)			(Share Price)	Purchase Price

If the purchaser is an INDIVIDUAL, and if purchased INDIVIDUALLY, as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)

Date

Address

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If the purchaser is a PARTNERSHIP, CORPORATION, or TRUST:

Name of Partnership, Corporation or Trust	Federal Taxpayer Identification Number

Date

By:
State of Organization
Name:

Title:
Address

AGREEMENT ACCEPTED AND AGREED
 this __ day of __________, 2009

AUXILIO, INC.,
a Nevada corporation

By:
Name: Etienne Weidemann Title: Chief Executive Officer

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